                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT: FEBRUARY 25, 2004


                              NEOPROBE CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



    Delaware                        0-26520                        31-1080091
------------------            ---------------------              --------------
 (STATE OR OTHER              (COMMISSION FILE NO.)              (IRS EMPLOYER
 JURISDICTION OF                                                 IDENTIFICATION
INCORPORATION OR                                                     NUMBER)
  ORGANIZATION)


                        425 Metro Place North, Suite 300
                              Columbus, Ohio 43017
                                 (614) 793-7500
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)





                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)






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ITEM  5.  OTHER EVENTS.


     On February 24, 2004, Neoprobe Corporation, a Delaware corporation (the "Company"), announced that it has scheduled a meeting with the United States Food and Drug Administration (the "FDA") on April 15, 2004, to discuss the potential submission of additional clinical information to respond to questions raised by the FDA related to the Company's Biologic License Application for RIGScan CR49. The Company issued a news release on February 24, 2004, announcing the scheduled meeting. The information contained in the news release, which is attached as Exhibit 99(a) to this Report, is incorporated herein by reference.

     Statements contained or incorporated by reference in this Current Report on Form 8-K which relate to other than strictly historical facts, such as statements about the Company's plans and strategies, expectations for future financial performance, new and existing products and technologies, and markets for the Company's products, are forward-looking statements. The words "believe," "expect," "anticipate," "estimate," "project," and similar expressions identify forward-looking statements that speak only as of the date hereof. Investors are cautioned that such statements involve risks and uncertainties that could cause actual results to differ materially from historical or anticipated results due to many factors including, but not limited to, the Company's continuing operating losses, uncertainty of market acceptance, reliance on third party manufacturers, accumulated deficit, future capital needs, uncertainty of Capital Funding, dependence on limited product line and distribution channels, competition, limited marketing and manufacturing experience, and other risks detailed in the Company's most recent Annual Report on Form 10-KSB and other Securities and Exchange Commission filings. The Company undertakes no obligation to publicly update or revise any forward-looking statements.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

          99(a)  News release of Neoprobe Corporation dated February 24, 2004*

          -------------------
          *  Filed with this report



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NEOPROBE CORPORATION


Date: February 25, 2004                By: /s/ Brent L. Larson
                                           -------------------------------------
                                           Brent L. Larson
                                           Vice President Finance and Chief
                                           Financial Officer



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                                  EXHIBIT INDEX


Exhibit No.                       Description

  99(a)        News release of Neoprobe Corporation dated February 24, 2004.*



-------------------
*  Filed with this report.